Exhibit 10.15

Spousal Consent Letter

[date]

The undersigned,                      (a                      citizen with Identification No.:                     ), is the lawful spouse of                      (a                      citizen with Identification No.:                     ) (the “Shareholder”). I hereby unconditionally and irrevocably agree to the execution of the following documents (as amended from time to time, the “Transaction Documents”) by the Shareholder on                     , and the disposal of the equity interests of                      (the “Company”) held by the Shareholder and registered in [his/her] name according to the following documents:

(1)	Equity Interest Pledge Agreement entered into among (the “Cayman Entity”), the Shareholder and the Company;

(2)	Exclusive Option Agreement entered into among Cayman Entity, the Shareholder and the Company;

(3)	Power of Attorney executed by the Shareholder; and

(4)	Loan Agreement entered into between Cayman Entity and the Shareholder.

I hereby undertake not to make any assertions in connection with the equity interest of the Company held by the Shareholder. I hereby further confirm that the Shareholder can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended from time to time).

I hereby agree and undertake that if I obtain any equity interest in the Company which is held by the Shareholder for any reason, I shall be bound by the Transaction Documents and an exclusive business cooperation agreement entered into between                     , a wholly owned subsidiary of Cayman Entity, and the Company on                      (as amended from time to time, the “Exclusive Business Cooperation Agreement”) and comply with the obligations thereunder as a shareholder of the Company. For this purpose, upon Cayman Entity’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement.

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Strictly Confidential

[Name of the spouse of the Shareholder]

By:

[Signature page to the Spousal Consent Letter]

Accepted by

[Name of the Cayman Entity]

By:

Name:
Title: